                                                               EXHIBIT(h)(41)(b)

                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT
                                      Among
                       Oppenheimer Variable Account Funds,
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

The participation agreement, dated as of December 1, 1999, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:


     1. Schedules 2 and 3 of the Agreement are hereby deleted in their entirety and replaced with the Schedules 2 and 3 attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of May 1, 2003.

Oppenheimer Variable Account Funds
----------------------------------

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

OppenheimerFunds, Inc.
----------------------

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

American General Life Insurance Company
---------------------------------------

By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

                                   SCHEDULE 2

Portfolio of Oppenheimer Variable Account Funds

Oppenheimer High Income Fund/VA - Initial Class

Oppenheimer Multiple Strategies Fund/VA - Initial Class

Oppenheimer Global Securities Fund/VA - Initial Class

                                   SCHEDULE 3

The One VUL Solution(sm) Variable Life Insurance
Policy Form No. 99615

AG Legacy Plus Variable Life Insurance
Policy Form No. 99616

AGL Platinum Investor II Variable Life Insurance
Policy Form No. 97610

AGL Platinum Investor III Variable Life Insurance
Policy Form No. 00600

AGL Platinum Investor Survivor Variable Life Insurance
Policy Form No. 99206

AGL Platinum Investor Survivor II Variable Life Insurance
Policy Form No. 01206

AGL Platinum Investor PLUS Variable Life Insurance
Policy Form No. 02600


                                       3